Exhibit 23


               Consent of Ernst & Young LLP, Independent Auditors



   We consent to the incorporation by reference in the Registration Statement (Form S-8, No. 33-48735) pertaining to the Swing-N-Slide Corp. Stock Program of our report dated January 30, 1998, with respect to the consolidated financial statements and schedules of Swing-N-Slide Corp. included in the Annual Report (Form 10-K) for the year ended December 31, 1997.




   Milwaukee, Wisconsin                   /s/ ERNST & YOUNG LLP
   March 26, 1998